UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Jennison Small Company
Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2005

Date of reporting period:	9/30/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Small Company Fund, Inc.

SEPTEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the Jennison Small Company Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. (the Fund) is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	24.46%	60.38%	152.65%	474.01%
Class B	23.57	54.43	134.63	1,186.31
Class C	23.57	54.43	134.63	196.27
Class R	24.27	N/A	N/A	32.32
Class Z	24.72	62.29	N/A	155.28
Russell 2000 Index[3]	17.95	36.66	145.00	***
Russell 2500 Index[4]	21.29	46.51	200.52	****
S&P SmallCap 600 Index[5]	21.22	68.16	215.25	*****
Lipper Small-Cap Core Funds Avg.[6]	18.86	54.82	201.34	******

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	17.62%	8.67%	9.09%	11.38%
Class B	18.57	8.94	8.90	10.81 (10.80)
Class C	22.57	9.08	8.90	10.21
Class R	24.27	N/A	N/A	22.26
Class Z	24.72	10.17	N/A	10.27
Russell 2000 Index[3]	17.95	6.45	9.37	***
Russell 2500 Index[4]	21.29	7.94	11.63	****
S&P SmallCap 600 Index[5]	21.22	10.95	12.17	*****
Lipper Small-Cap Core Funds Avg.[6]	18.86	8.44	10.77	******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; Class R, 5/10/04; and Class Z, 3/1/96.

3The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations.

4The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

5The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors.

6The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index, Russell 2500 Index, and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Russell 2000 Index Closest Month-End to Inception cumulative total returns are 448.54% for Class A, 1,352.95% for Class B, 218.11% for Class C, 21.31% for Class R, and 132.81% for Class Z. Russell 2000 Index Closest Month-End to Inception average annual total returns are 11.48% for Class A, 11.34% for Class B, 10.92% for Class C, 14.61% for Class R, and 9.22% for Class Z. As of May 25, 2005, the Fund no longer used the Russell 2000 Index.

****Russell 2500 Index Closest Month-End to Inception cumulative total returns are 603.67% for Class A, 2,112.05% for Class B, 293.59% for Class C, 24.62% for Class R, and 181.97% for Class Z. Russell 2500 Index Closest Month-End to Inception average annual total returns are 13.26% for Class A, 13.23% for Class B, 13.05% for Class C, 16.81% for Class R, and 11.42% for Class Z. As of May 25, 2005, the Fund used the Russell 2500 Index as a benchmark.

*****S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are 597.00% for Class A, 322.70% for Class C, 28.10% for Class R, and 203.22% for Class Z. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are 13.19% for Class A, 13.78% for Class C, 19.10% for Class R, and 12.27% for Class Z. Class B returns for this index are not available.

******Lipper Average Closest Month-End to Inception cumulative total returns are 549.96% for Class A, 1,412.14% for Class B, 279.14% for Class C, 22.21% for Class R, and 185.18% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 12.06% for Class A, 10.09% for Class B, 11.93% for Class C, 15.15% for Class R, and 10.68% for Class Z.

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/05
Iron Mountain, Inc., Commercial Services & Supplies	2.2%
Heartland Express, Inc., Road & Rail	2.1
Eaton Vance Corp., Capital Markets	2.1
Education Management Corp., Diversified Consumer Services	2.0
Insight Enterprises, Inc., Electronic Equipment & Instruments	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/05
Commercial Services & Supplies	8.3%
Health Care Providers & Services	5.3
Energy Equipment & Services	4.6
Oil, Gas & Consumable Fuels	4.4
Media	4.4

Industry weightings reflect only long-term investments and are subject to change.

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Investment Adviser’s Report

Jennison Associates LLC

Significantly ahead in a strong market environment

The stocks of small companies performed very well over the 12 months ended September 30, 2005. Jennison Small Company Fund performed even better, with a Class A share return that beat both the Russell 2000 and the S&P 600 Indexes by significant margins. In May 2005, the Fund’s Board approved the use of the Russell 2500 Index as one of its benchmarks in place of the Russell 2000 Index. The Fund’s return was higher than the Russell 2500 Index over the fiscal year as well as substantially higher than the Lipper Small Cap Core Funds Average. The strength was broad-based, with all sectors posting double-digit returns.

The equity market’s returns were positive in all calendar quarters of this period except the first quarter of 2005. That quarter was plagued by sustained high energy prices (which contributed to concerns over rising inflation), rising interest rates, and a slowing in the economy. However, toward the end of the Fund’s reporting period the broad strength of corporate profits led a rebound. While not all companies and sectors were positive, the markets responded appropriately to recent earnings reports: companies that reported positive earnings and outlooks were rewarded and those with disappointing performance traded lower. These moves were more proportionate to earnings than has been the case for some time. Equity markets reacted with remarkable calm to events such as the London train bombings and hurricanes Katrina and Rita.

Energy stocks led the market and the Fund

For the second consecutive fiscal year, energy was the Fund’s best performing sector by a substantial margin and the largest contributor to its return. The high energy weighting also helped performance relative to the benchmarks. Southwestern Energy, Quicksilver Resources, and Denbury Resources were all stellar performers. Both Southwestern and Quicksilver are drilling in major shale formations with encouraging results, giving investors increased confidence that they can increase their reserves. Denbury Resources, a smaller exploration and production company, has been successful exploiting fields whose growing production was mostly overlooked by the major integrated oil companies. Tight supplies of oil and natural gas have created a long-term need for increased drilling activity in order to meet demand; higher oil and natural gas prices have enabled the exploration and production companies to generate substantial cash flows. These cash flows are increasingly being allocated toward new drilling, which should drive future growth. We believe their share prices can continue to rise even if energy prices stagnate or fall because their increasing cash flows can go to raising dividend payouts and repurchasing shares.

Jennison Small Company Fund, Inc.	5

Investment Adviser’s Report (continued)

We selected very well in the Financials and Telecommunication Services sectors

Several of our holdings in the financials sector also contributed solidly to performance. Although this was among this year’s weakest sectors, the Fund’s holdings did extremely well relative to the corresponding sectors of its benchmarks. CB Richard Ellis, the world’s largest commercial real estate services firm, was one of the Fund’s best performing positions, posting a total return above 110%. It is the number 1 or number 2 player in all major markets in which it operates, and continues to gain market share. Asset manager Eaton Vance (see Comments on Largest Holdings) was another stellar performer. It has had a consistently positive flow of new assets to manage and its total assets under management have grown at a pace above the industry average.

The Fund’s telecommunications positions also did extremely well. A current theme for us—higher-quality, stable growth companies with recurring revenues and high returns on capital—applies to many holdings in this sector. Several of the Fund’s positions benefited from merger and acquisitions activity, including Spectrasite, acquired by American Tower in May; Airgate, which accepted a merger proposal from Alamosa PCS; and Western Wireless, one of our long-term holdings, which was taken over by Alltel. Wireless carriers who rent or lease tower space are seeking additional signal capacity to move beyond voice services as more consumers use cell phones to download video content and play games. We expect the pace of merger and acquisitions activity to continue.

Some positions did not meet our expectations

Despite the Fund’s strong absolute and relative returns, this past year was not without some disappointments. The single worst performing position was GrafTech International, a manufacturer of graphite and carbon products used in the production of steel and aluminum. Its sales volume declined when its prices were pushed up by the escalating costs of raw materials. We think that positive steel fundamentals and a tight graphite electrode market can improve its prospects. Faltering sales hurt CostPlus, a specialty retailer of casual home furnishings and entertainment products. We believed that sales could rebound when the industry improved and CostPlus’s merchandising and marketing initiatives made an impact. However, the recent weakness in the retail sector in general has led us to monitor this position closely.

Odyssey Healthcare, the second largest U.S. hospice service provider, pulled down the Fund’s performance for the fiscal year, although most of its weakness came very early in the period. Its guidance about future earnings was lowered, and its shares performed terribly due to slowing growth and several negative headlines, including a Department of Justice investigation. The stock had recouped some of its losses by period-end. We believe that it fell more than was warranted, and that the company’s current market valuation does not reflect its growth potential.

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Looking ahead

The Fund is heavily biased toward what we believe to be higher-quality, stable growth companies with recurring revenues and high returns on capital, such as stocks in the telecommunications, business services, financial information processing, and real estate industries. We also currently favor companies where modest revenue gains can generate double-digit growth of operating income. With overall revenue growth likely to be modest and cost pressures rising in the current environment, these companies have the best opportunities to improve their operating margins. Examples include wireless telecommunication services, transmission tower stocks, energy services, and hospitality. We also expect the pace of mergers and acquisitions, which has increased in recent months, to continue into 2006. Although many sectors will benefit from consolidation, those we believe are most likely to see the greatest impact are in financial services, telecommunications, and technology.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Small Company Fund, Inc.	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/05.

2.2%	Iron Mountain, Inc./Commercial Services and Supplies

Iron Mountain is the global market leader in records management, data backup and recovery services, and information protection and preservation. It stores both physical and digital documents in all storage media types. Customer benefits from outsourcing records and data management include reduced cost, process discipline, protection of backup computer data, risk management and compliance, and long-term preservation. Iron Mountain’s financial performance has been good, with positive growth and an improving outlook.

2.1%	Heartland Express, Inc./Road & Rail

Heartland is a short- to medium-haul truckload carrier that provides nationwide transportation service to major shippers. It has a young fleet that maximizes fuel efficiency and reduces maintenance costs. It leverages this cost advantage by focusing on short-haul/high-density routes where efficiency is particularly important. It reported very good revenue growth during the Fund’s fiscal year.

2.1%	Eaton Vance Corp./Capital Markets

Eaton Vance is an investment manager that provides asset management and counseling services to institutional and individual investors. The company reported good results during the Fund’s fiscal year amid solid inflows of assets to manage and favorable market conditions.

2.0%	Education Management Corp./Diversified Consumer Services

Education Management provides proprietary postsecondary education, offering associate and bachelor degree programs and non-degree programs in design, media arts, culinary arts, and fashion. Its core concept, Art Institute, is currently only in 25 of the top 50 U.S. metropolitan centers, leaving room for significant growth. During the period, the company reported strong same school enrollment growth and solid margin expansion.

2.0%	Insight Enterprises, Inc./Electronic Equipment & Instruments

Insight is a leading provider of information technology solutions using brand-name products and complete service. It provides recommendations for hardware, software, and services that include advanced integration, custom configuration, enterprise consulting, high-performance systems support, and storage. We believe that its management is strongly committed to building a more competitive company. Its enhanced productivity and focus on best practices can help increase its market share.

Holdings are subject to change.

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Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

Jennison Small Company Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,127.10	1.21%	$6.45
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12

Class B	Actual	$1,000.00	$1,122.28	1.96%	$10.43
	Hypothetical	$1,000.00	$1,015.24	1.96%	$9.90

Class C	Actual	$1,000.00	$1,122.28	1.96%	$10.43
	Hypothetical	$1,000.00	$1,015.24	1.96%	$9.90

Class R	Actual	$1,000.00	$1,125.29	1.46%	$7.78
	Hypothetical	$1,000.00	$1,017.75	1.46%	$7.38

Class Z	Actual	$1,000.00	$1,127.60	0.96%	$5.12
	Hypothetical	$1,000.00	$1,020.26	0.96%	$4.86

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

Jennison Small Company Fund, Inc.	11

This Page Intentionally Left Blank

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.2%
COMMON STOCKS

Aerospace & Defense 1.0%
137,750	Engineered Support Systems, Inc.	$5,653,260

Airlines 0.4%
83,400	SkyWest, Inc.	2,236,788

Biotechnology 2.1%
95,000	AtheroGenics, Inc.(a)(b)	1,522,850
89,200	ImClone Systems, Inc.(a)	2,805,340
66,800	Onyx Pharmaceuticals, Inc.(a)	1,668,664
120,800	Serologicals Corp.(a)	2,725,248
126,200	Vertex Pharmaceuticals, Inc.(a)(b)	2,820,570

		11,542,672

Capital Markets 2.1%
455,200	Eaton Vance Corp.(b)	11,298,064

Chemicals 1.7%
133,000	Airgas, Inc.	3,940,790
158,600	Cabot Corp.	5,235,386

		9,176,176

Commercial Banks 1.5%
446,500	UCBH Holdings, Inc.	8,179,880

Commercial Services & Supplies 8.3%
220,100	FTI Consulting, Inc.(a)	5,559,726
216,320	Hewitt Associates, Inc., Class A(a)(b)	5,901,210
332,850	Iron Mountain, Inc.(a)(b)	12,215,594
207,600	Monster Worldwide, Inc.(a)(b)	6,375,396
113,700	Stericycle, Inc.(a)	6,497,955
74,200	Watson Wyatt & Co. Holdings	1,999,690
186,900	West Corp.(a)	6,988,192

		45,537,763

Communications Equipment 2.9%
121,400	ADTRAN, Inc.(b)	3,824,100
122,600	Avocent Corp.(a)	3,879,064
227,300	Polycom, Inc.(a)	3,675,441
218,600	Tekelec, Inc.(a)	4,579,670

		15,958,275

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Computers & Peripherals 0.7%
73,400	Avid Technology, Inc.(a)	$3,038,760
71,800	Rackable Systems, Inc.(a)	944,888

		3,983,648

Construction & Engineering 0.9%
69,500	Insituform Technologies, Inc. Class A(a)(b)	1,201,655
230,000	Williams Scotsman International, Inc.(a)(b)	3,680,000

		4,881,655

Consumer Finance 1.4%
197,100	Alliance Data Systems Corp.(a)(b)	7,716,465

Diversified Consumer Services 3.1%
75,200	Bright Horizons Family Solutions, Inc.(a)	2,887,680
171,300	DeVry, Inc.(a)(b)	3,263,265
336,800	Education Management Corp.(a)(b)	10,858,432

		17,009,377

Diversified Telecommunication Services 2.5%
657,210	Broadwing Corp.(a)(b)	3,279,478
196,000	Consolidated Communications Holdings, Inc.(a)	2,665,600
271,300	Fairpoint Communications, Inc.	3,969,119
232,400	Iowa Telecommunications Services, Inc.	3,908,968

		13,823,165

Electrical Equipment 1.4%
503,600	GrafTech International Ltd.(a)(b)	2,734,548
131,600	Rogers Corp.(a)(b)	5,092,920

		7,827,468

Electronic Equipment & Instruments 4.2%
131,400	Arrow Electronics, Inc.(a)(b)	4,120,704
88,700	Benchmark Electronics, Inc.(a)	2,671,644
573,900	Insight Enterprises, Inc.(a)(b)	10,674,540
211,600	Tektronix, Inc.	5,338,668

		22,805,556

Energy Equipment & Services 4.6%
78,400	Cooper Cameron Corp.(a)(b)	5,796,112
92,100	Dresser-Rand Group, Inc.(a)	2,268,423
330,900	Pride International, Inc.(a)	9,433,959
191,600	Universal Compression Holdings, Inc.(a)(b)	7,619,932

		25,118,426

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Food & Staples Retailing 1.3%
219,700	Performance Food Group Co.(a)(b)	$6,933,732

Food Products 0.6%
75,200	Ralcorp Holdings, Inc.	3,152,384

Gas Utilities 1.4%
112,100	AGL Resources, Inc.	4,160,031
119,700	Atmos Energy Corp.	3,381,525

		7,541,556

Health Care Equipment & Supplies 1.5%
116,700	Integra LifeSciences Holdings Corp.(a)(b)	4,464,942
88,300	Invacare Corp.	3,679,461

		8,144,403

Health Care Providers & Services 5.3%
37,000	Cerner Corp.(a)(b)	3,216,410
91,900	Covance, Inc.(a)(b)	4,410,281
118,500	DaVita, Inc.(a)(b)	5,459,295
94,700	Henry Schein, Inc.(a)(b)	4,036,114
96,900	LifePoint Hospitals, Inc.(a)	4,237,437
303,700	Odyssey Healthcare, Inc.(a)	5,153,789
204,300	PSS World Medical, Inc.(a)	2,725,362

		29,238,688

Hotels, Restaurants & Leisure 2.1%
183,900	GTECH Holdings Corp.	5,895,834
100,800	Rare Hospitality International, Inc.(a)	2,590,560
84,400	Speedway Motorsports, Inc.	3,066,252

		11,552,646

Insurance 3.3%
107,400	Aspen Insurance Holdings Ltd.	3,173,670
184,600	Axis Capital Holdings Ltd.	5,262,946
171,200	Montpelier Re Holdings Ltd.	4,254,320
60,800	StanCorp Financial Group, Inc.	5,119,360

		17,810,296

Internet & Catalog Retail 1.2%
334,900	GSI Commerce, Inc.(a)(b)	6,664,510

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Internet Software & Services 2.4%
553,600	Digitas, Inc.(a)	$6,288,896
159,500	Equinix, Inc.(a)(b)	6,643,175

		12,932,071

IT Services 1.3%
42,700	Global Payments, Inc.	3,318,644
556,000	Lionbridge Technologies, Inc.(a)	3,753,000

		7,071,644
Leisure Equipment & Products 0.7%
107,000	SCP Pool Corp.	3,737,510

Machinery 3.5%
89,900	Actuant Corp. Class A	4,207,320
145,300	Graco, Inc.	4,980,884
60,800	IDEX Corp.	2,587,040
165,100	Kaydon Corp.(b)	4,690,491
72,200	Pentair, Inc.(b)	2,635,300

		19,101,035

Media 4.4%
130,500	Entercom Communications Corp.(a)(b)	4,122,495
327,600	Entravision Communications Corp. Class A(a)	2,578,212
343,500	Harris Interactive, Inc.(a)	1,466,745
251,400	Imax Corp.(a)(b)	2,622,102
506,300	Radio One, Inc., Class D(a)(b)	6,657,845
324,500	Regal Entertainment Group Class A(b)	6,502,980

		23,950,379

Metals & Mining 3.5%
87,900	Arch Coal, Inc.(b)	5,933,250
176,100	Century Aluminum Co.(a)	3,958,728
225,000	Glamis Gold Ltd.(a)	4,972,500
135,600	Goldcorp, Inc.	2,717,424
30,500	Massey Energy Co.(b)	1,557,635

		19,139,537

Multi-Utilities 0.4%
74,300	PNM Resources, Inc.	2,130,181

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 4.4%
59,800	CNX Gas Corp., 144A-Private(a) (cost $956,800; Purchased 8/1/05)(c)	$956,800
155,400	Denbury Resources, Inc.(a)	7,838,376
61,750	Quicksilver Resources, Inc.(a)(b)	2,951,033
69,700	Range Resources Corp.	2,691,117
94,600	Remington Oil & Gas Corp.(a)(b)	3,925,900
80,400	Southwestern Energy Co.(a)	5,901,360

		24,264,586

Pharmaceuticals 1.4%
235,000	Andrx Corp.(a)	3,626,050
335,800	Impax Laboratories, Inc.(a)(b)	4,046,390

		7,672,440

Real Estate 1.7%
88,400	CB Richard Ellis Group, Inc. Class A(a)(b)	4,349,280
210,700	Sunstone Hotel Investors, Inc.	5,138,973

		9,488,253

Road & Rail 2.1%
563,600	Heartland Express, Inc.	11,463,624

Semiconductors & Semiconductor Equipment 2.9%
110,500	Cabot Microelectronics Corp.(a)(b)	3,246,490
409,600	Integrated Device Technology, Inc.(a)(b)	4,399,104
214,200	Intersil Corp. (Class A)	4,665,276
154,500	Power Integrations, Inc.(a)(b)	3,360,375

		15,671,245

Software 3.9%
160,100	Business Objects S.A. (ADR)(France)(a)(b)	5,565,076
270,100	Citrix Systems, Inc.(a)(b)	6,790,314
298,700	Quest Software, Inc.(a)	4,501,409
526,200	TIBCO Software, Inc.(a)	4,399,032

		21,255,831

Specialty Retail 1.3%
90,750	Advance Auto Parts(a)(b)	3,510,210
195,500	Cost Plus, Inc.(a)(b)	3,548,325

		7,058,535

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 0.6%
221,900	First Niagara Financial Group, Inc.	$3,204,236

Trading Companies & Distributors 1.8%
281,100	Interline Brands, Inc.(a)	5,905,911
108,100	WESCO International, Inc.(a)	3,661,347

		9,567,258

Water Utilites 1.1%
164,100	Aqua America, Inc.(b)	6,239,082

Wireless Telecommunication Services 2.3%
483,300	Alamosa Holdings, Inc.(a)(b)	8,269,263
288,600	SBA Communications Corp. Class A(a)	4,458,870

		12,728,133

	Total long-term investments (cost $422,211,303)	520,462,433

SHORT-TERM INVESTMENTS 30.4%

Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(d)(e)
166,439,837	(cost $166,431,837; Note 3)	166,431,837

	Total Investments 125.6% (cost $588,643,140; Note 5)	686,894,270
	Liabilities in excess of other assets (25.6%)	(139,883,571)

	Net Assets 100%	$547,010,699

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $138,192,749; cash collateral of $144,307,449 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	As of September 30, 2005, 1 security representing $956,800 and 0.2% of the total market value was fair valued in accordance with the polices adopted by the Board of Directors, this security is also illiquid and restricted.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investment LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2005	ANNUAL REPORT

Jennison Small Company Fund

Statement of Assets and Liabilities

as of September 30, 2005

Assets
Investments at value, including securities on loan of $138,192,749 (cost $588,643,140)
Unaffiliated Investments (cost $422,211,303)	$520,462,433
Affiliated Investments (cost $166,431,837)	166,431,837
Receivable for investments sold	16,408,052
Receivable for Fund shares sold	2,905,949
Dividends and interest receivable	454,469
Prepaid expenses	7,754

Total assets	706,670,494

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	144,307,449
Payable for investments purchased	13,703,773
Payable to custodian	326,327
Management fee payable	309,949
Accrued expenses	309,008
Transfer agent fee payable	295,936
Payable for Fund shares reacquired	246,743
Distribution fee payable	158,397
Deferred directors’ fees	2,213

Total liabilities	159,659,795

Net Assets	$547,010,699

Net assets were comprised of:
Common stock, at par	$274,718
Paid-in capital in excess of par	383,608,827

383,883,545
Accumulated net investment loss	(2,213)
Accumulated net realized gain on investment and foreign currency transactions	64,878,237
Net unrealized appreciation on investments and foreign currencies	98,251,130

Net assets, September 30, 2005	$547,010,699

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($416,456,069 ÷ 20,329,930 shares of common stock issued and outstanding)	$20.48
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price to public	$21.67

Class B
Net asset value, offering price and redemption price per share ($68,700,973 ÷ 3,983,151 shares of common stock issued and outstanding)	$17.25

Class C
Net asset value, offering price and redemption price per share ($21,692,150 ÷ 1,257,717 shares of common stock issued and outstanding)	$17.25

Class R
Net asset value, offering price and redemption price per share ($35,448 ÷ 1,732 shares of common stock issued and outstanding)	$20.47

Class Z
Net asset value, offering price and redemption price per share ($40,126,059 ÷ 1,899,314 shares of common stock issued and outstanding)	$21.13

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Statement of Operations

Year Ended September 30, 2005

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $37,291)	$4,655,564
Affiliated interest income	504,999
Income from securities loaned, net	492,924

Total income	5,653,487

Expenses
Management fee	3,526,253
Distribution fee—Class A	896,618
Distribution fee—Class B	801,509
Distribution fee—Class C	186,271
Distribution fee—Class R	58
Transfer agent’s fee and expenses (including affiliated expense of $752,375)	855,000
Reports to shareholders	168,000
Custodian’s fees and expenses	152,000
Legal fees and expenses	75,000
Registration fees	65,000
Directors’ fees	18,000
Audit fee	17,000
Insurance	16,000
Miscellaneous	21,510

Total expenses	6,798,219

Net investment loss	(1,144,732)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain on:
Investment transactions	73,274,208
Foreign currency transactions	213

73,274,421

Net change in unrealized appreciation (depreciation) on:
Investments	37,215,944
Foreign currencies	(144)

37,215,800

Net gain on investment and foreign currencies	110,490,221

Net Increase In Net Assets Resulting From Operations	$109,345,489

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,144,732)	$(3,465,168)
Net realized gain on investment and foreign currency transactions	73,274,421	100,810,260
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,215,800	(10,001,581)

Net increase in net assets resulting from operations	109,345,489	87,343,511

Distributions from net realized gains (Note 1)
Class A	(39,802,799)	—
Class B	(13,584,425)	—
Class C	(2,568,892)	—
Class R	(332)	—
Class Z	(6,809,612)	—

	(62,766,060)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	92,891,234	74,869,227
Net asset value of shares issued in reinvestment of distributions	61,236,300	—
Cost of shares reacquired	(134,369,371)	(168,300,695)

Net increase (decrease) in net assets from Fund share transactions	19,758,163	(93,431,468)

Total increase (decrease)	66,337,592	(6,087,957)

Net Assets
Beginning of year	480,673,107	486,761,064

End of year	$547,010,699	$480,673,107

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2005, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

Cont’d

withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund up to $1 billion and .65 of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was ..70 of 1% for the year ended September 30, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of distribution, (the ‘Class A, B, C, and R Plans’), regardless of expenses actually

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Cont’d

incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the Class A Shares and Class R Shares, respectively.

PIMS has advised the Fund that it received approximately $285,400 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2005, it received approximately $92,300 and $2,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively. PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The commitment under the credit agreement is $500 million. The Funds pay a commitment fee of .075% of 1% of the unused portion of the agreement. Interest on any borrowing under the SCA would be incurred at market rates. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The expiration of the SCA is October 28, 2005. Effective October 29, 2005, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The

28	Visit our website at www.jennisondryden.com

transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2005, the Fund incurred approximately $130,700 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2005, the Fund earned income of $504 ,999 and $492,923 from the Series by investing its excess cash and collateral received from securities lending, respectively.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended September 30, 2005, PIM has been compensated by the Fund approximately $188,200 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2005 were $379,678,821 and $435,641,320, respectively. As of September 30, 2005, the Series had securities on loan with an aggregate market value of $138,192,749. The Series received $144,307,449 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’s securities lending procedures.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital, undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended September 30, 2005, the adjustments were to

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

Cont’d

decrease accumulated net investment loss and to decrease accumulated net realized gain on investments and foreign currency transactions by $1,142,519 due to the ability of the Fund to offset its net operating loss against net realized securities gains. Paid-in-capital and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$590,848,038	$114,091,108	$18,044,876	$96,046,232

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For the year ended September 30, 2005, the tax character of dividends paid as reflected in the Statement of Changes was $9,270,177 of ordinary income and $53,495,883 of long-term capital gains.

As of September 30, 2005, the accumulated undistributed earnings on a tax basis were $25,883,465 of ordinary income and $41,199,669 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within twelve months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 1.25 billion shares of common stock authorized $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock. Class A, Class B, Class C, Class R and Class Z shares each consist of 250 million authorized shares. As of September 30, 2005, Prudential owned 138 Class R shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	3,295,347	$62,550,284
Shares issued in reinvestment of dividends	2,211,433	38,854,871
Shares reacquired	(3,848,534)	(72,269,959)

Net increase (decrease) in shares outstanding before conversion	1,658,246	29,135,196
Shares issued upon conversion from Class B	1,840,001	33,742,851

Net increase (decrease) in shares outstanding	3,498,247	$62,878,047

Year ended September 30, 2004:
Shares sold	2,034,445	$36,159,572
Shares reacquired	(4,223,918)	(75,354,360)

Net increase (decrease) in shares outstanding before conversion	(2,189,473)	(39,194,788)
Shares issued upon conversion from Class B	1,085,986	19,932,757

Net increase (decrease) in shares outstanding	(1,103,487)	$(19,262,031)

Class B
Year ended September 30, 2005:
Shares sold	486,908	$7,708,152
Shares issued in reinvestment of dividends	879,209	13,082,635
Shares reacquired	(955,404)	(15,061,078)

Net increase (decrease) in shares outstanding before conversion	410,713	5,729,709
Shares reacquired upon conversion into Class A	(2,176,327)	(33,742,851)

Net increase (decrease) in shares outstanding	(1,765,614)	$(28,013,142)

Year ended September 30, 2004:
Shares sold	636,708	$9,858,220
Shares reacquired	(1,178,267)	(18,331,254)

Net increase (decrease) in shares outstanding before conversion	(541,559)	(8,473,034)
Shares reacquired upon conversion into Class A	(1,250,458)	(19,932,757)

Net increase (decrease) in shares outstanding	(1,792,017)	$(28,405,791)

Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended September 30, 2005:
Shares sold	486,187	$7,803,184
Shares issued in reinvestment of dividends	168,434	2,506,301
Shares reacquired	(465,951)	(7,346,692)

Net increase (decrease) in shares outstanding	188,670	$2,962,793

Year ended September 30, 2004:
Shares sold	240,470	$3,744,035
Shares reacquired	(454,872)	(7,056,584)

Net increase (decrease) in shares outstanding	(214,402)	$(3,312,549)

Class R
Year ended September 30, 2005:
Shares sold	1,842	$34,551
Shares reacquired	(248)	(4,769)

Net increase (decrease) in shares outstanding	1,594	$29,782

Period ended September 30, 2004*:
Shares sold	138	$2,500

Net increase (decrease) in shares outstanding	138	$2,500

*Commenced distributions on May 10, 2004.

Class Z
Year ended September 30, 2005:
Shares sold	767,188	$14,795,063
Shares issued in reinvestment of dividends	375,691	6,792,493
Shares reacquired	(2,123,636)	(39,686,873)

Net increase (decrease) in shares outstanding	(980,757)	$(18,099,317)

Year ended September 30, 2004:
Shares sold	1,364,030	$25,104,900
Shares reacquired	(3,694,276)	(67,558,497)

Net increase (decrease) in shares outstanding	(2,330,246)	$(42,453,597)

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Financial Highlights

SEPTEMBER 30, 2005	ANNUAL REPORT

Jennison Small Company Fund

Financial Highlights

Class A
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.71

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.19

Total from investment operations	4.17

Less Distributions
Distributions from net realized gains	(2.40)

Net asset value, end of year	$20.48

Total Return(b):	24.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$416,456
Average net assets (000)	$358,647
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(.10)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	78%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2004(a)	2003	2002	2001(a)

$15.72	$11.41	$12.84	$14.52

(.10)	(.08)	(.08)	(.06)
3.09	4.39	(1.35)	(1.62)

2.99	4.31	(1.43)	(1.68)

—	—	—	—

$18.71	$15.72	$11.41	$12.84

19.02%	37.77%	(11.14)%	(11.57)%

$314,904	$281,920	$216,956	$259,762
$308,040	$240,794	$286,120	$286,251

1.23%	1.32%	1.22%	1.13%
.98%	1.07%	.97%	1.06%
(.53)%	(.60)%	(.53)%	(.45)%

71%	51%	72%	83%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.21

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.61

Total from investment operations	3.44

Less Distributions
Distributions from net realized gains	(2.40)

Net asset value, end of year	$17.25

Total Return(b):	23.57%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,701
Average net assets (000)	$80,151
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(.83)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2004(a)	2003	2002	2001(a)

$13.72	$10.03	$11.38	$12.97

(.20)	(.17)	(.18)	(.15)
2.69	3.86	(1.17)	(1.44)

2.49	3.69	(1.35)	(1.59)

—	—	—	—

$16.21	$13.72	$10.03	$11.38

18.15%	36.79%	(11.86)%	(12.26)%

$93,190	$103,475	$100,894	$132,990
$107,565	$96,667	$143,748	$167,639

1.98%	2.07%	1.97%	2.06%
.98%	1.07%	.97%	1.06%
(1.30)%	(1.35)%	(1.28)%	(1.21)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.21

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.61

Total from investment operations	3.44

Less Distributions
Distributions from net realized gains	(2.40)

Net asset value, end of year	$17.25

Total Return(b):	23.57%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,692
Average net assets (000)	$18,627
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(.99)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2004(a)	2003	2002	2001(a)

$13.72	$10.03	$11.38	$12.97

(.20)	(.17)	(.18)	(.15)
2.69	3.86	(1.17)	(1.44)

2.49	3.69	(1.35)	(1.59)

—	—	—	—

$16.21	$13.72	$10.03	$11.38

18.15%	36.79%	(11.86)%	(12.26)%

$17,330	$17,612	$14,989	$18,847
$18,052	$15,375	$20,812	$19,433

1.98%	2.07%	1.97%	2.06%
.98%	1.07%	.97%	1.06%
(1.29)%	(1.34)%	(1.28)%	(1.21)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	39

Financial Highlights

Cont’d

	Class R
	Year Ended September 30, 2005	May 10, 2004(a) Through September 30, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.72	$17.58

Income (loss) from investment operations
Net investment loss	(.02)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	4.17	1.21

Total from investment operations	4.15	1.14

Less Distributions
Distributions from net realized gains	(2.40)	—

Net asset value, end of year	$20.47	$18.72

Total Return(c):	24.27%	6.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35	$2,590	(d)
Average net assets (000)	$12	$647	(d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.48%	1.48	%(f)
Expenses, excluding distribution and service (12b-1) fees	.98%	.98	%(f)
Net investment loss	(.36)%	(.49	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.18

Income (loss) from investment operations
Net investment income (loss)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31

Total from investment operations	4.35

Less Distributions
Distributions from net realized gains	(2.40)

Net asset value, end of year	$21.13

Total Return(b):	24.72%
Ratios/Supplemental Data:
Net assets, end of year (000)	$40,126
Average net assets (000)	$46,314
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment income (loss)	.15%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2004(a)	2003	2002	2001(a)

$16.07	$11.64	$13.07	$14.74

(.05)	(.05)	(.04)	(.03)
3.16	4.48	(1.39)	(1.64)

3.11	4.43	(1.43)	(1.67)

—	—	—	—

$19.18	$16.07	$11.64	$13.07

19.35%	38.06%	(10.94)%	(11.33)%

$55,246	$83,754	$67,858	$81,911
$66,315	$73,512	$91,573	$99,657

.98%	1.07%	.97%	1.06%
.98%	1.07%	.97%	1.06%
(.29)%	(.35)%	(.28)%	(.21)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2005) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2005, dividends paid from net investment income of $0.3542 for Class A, B, C, R and Z shares which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares a long-term capital gain distribution of $2.044, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Fund is 36.57%. Only funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2005.

Jennison Small Company Fund, Inc.	45

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Small Company Fund, Inc.	47

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2004) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

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†	The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Jennison Small Company Fund, Inc.	49

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Small Company Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of “PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison Associates LLC (“Jennison”), which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund accounting, recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Small Company Fund

The Board received and considered information about the Fund’s historical performance for periods ending December 31, 2004, noting that the Fund had achieved performance that was in the second quartile over a one-year period,

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performance that was in the fourth quartile over a three-year period, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board expressed the view that the Fund’s performance over a three-year period was disappointing, but noted that over one-year and five-year periods, the Fund outperformed the median performance of the mutual funds included in the Peer Universe and outperformed against its benchmark index.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper

The Fund’s management fee of 0.700% ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	17.62%	8.67%	9.09%	11.38%
Class B	18.57	8.94	8.90	10.81	(10.80)
Class C	22.57	9.08	8.90	10.21
Class R	24.27	N/A	N/A	22.26
Class Z	24.72	10.17	N/A	10.27

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	24.46%	9.91%	9.71%	11.78%
Class B	23.57	9.08	8.90	10.81	(10.80)
Class C	23.57	9.08	8.90	10.21
Class R	24.27	N/A	N/A	22.26
Class Z	24.72	10.17	N/A	10.27

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; Class R, 5/10/04; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2000 Index, Russell 2500 Index, and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares (September 30, 1995) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer •
Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PSCRX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P502	47629P403

MF109E    IFS-A111559    Ed. 11/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2005 and September 30, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 28, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date November 28, 2005

*	Print the name and title of each signing officer under his or her signature.